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                                                                   EXHIBIT 10.27

                            Top Tier Software, Inc.

                            STOCKHOLDERS' AGREEMENT

     THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is made as of October 6, 1998, by and among Top Tier Software Inc., a Delaware corporation (the "Company"), the holder of Series B and Series C Preferred Stock of the Company listed on Exhibit A hereto (the "Investor"), and the investors who have
          ---------
purchased the Company's Series A Preferred Stock listed on Exhibit B hereto
                                                           ---------
(each a "Holder" and collectively the "Holders");

     WHEREAS, the Company and the Holders are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement"), pursuant to which the Holders are purchasing shares of the Company's Series A Preferred Stock;

     WHEREAS, the Investor is the beneficial owner of the number of shares of Series B Preferred Stock of the Company set forth opposite their name on Exhibit
                                                                         -------
A hereto;
-
     WHEREAS, the Investor wishes to provide a further inducement to the Holders to purchase the shares of the Company's Series A Preferred Stock pursuant to the terms of the Series A Agreement; and

     WHEREAS, the term "Stock" with respect to the Holders and the Investor shall mean shares of Preferred or Common Stock of the Company now owned by such Holder or Investor together with any additional shares of capital stock or securities convertible or exchangeable for such shares; provided, however, that the term "Stock" shall not include Common Stock of the Company issued or issuable upon the exercise of options.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   CO-SALE RIGHTS IN SALES BY THE INVESTOR.
          ---------------------------------------

          1.1  Notice of Offer. In the event the Investor desires to accept a
               ---------------
bona fide third-party offer for the transfer of any of the Company's outstanding Stock, the Investor shall promptly deliver to the Company and the Holders a written notice (the "Co-Sale Notice") describing such bona fide third-party offer and the basic terms and conditions thereof, including the identity of the proposed purchaser.

          1.2  Grant of Co-Sale Rights. Except as set forth in Section 1.6
               -----------------------
below, if the Investor proposes to enter into a transaction regarding the sale of any of the Company's outstanding Stock (the "Target Shares), the Holders shall have the right, exercisable upon written notice to the Investor within thirty (30) business days after receipt of such Investor's Co-Sale Notice, to participate in such sale of the Target Shares on the same terms and conditions as those set forth in the Co-Sale Notice. To the extent the Holders exercise such right of participation, the number of Target Shares that the Investor may sell in the transaction shall be correspondingly reduced. The right of participation of the Holders shall be subject to the terms and conditions set forth in this Section.
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               a.   Each Holder may sell in the proposed sale described in the
Holder's Co-Sale Notice a number of shares of Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Stock described in the Co-Sale Notice by (ii) a fraction, the numerator of which is the number of shares of Stock at the time owned by such Holder and the denominator of which is the combined number of shares of Stock of the Company at the time owned by the Investor and Holders.

               b. Each Holder may effect its participation in the sale by delivering to the Investor written notice described in subsection 1.2 specifying the number of shares of Stock and it elects to and is entitled to sell pursuant to subsection 1.2 (the "Co-Sale Shares") along with one or more certificates, properly endorsed for transfer, which represent the Co-Sale Shares.

          1.3  Payment of Proceeds. The stock certificates that the Holders
               -------------------
deliver to the Investor pursuant to subsection 1.2 shall be transferred by the Investor to the offeror described in the Co-Sale Notice in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Investor shall promptly thereafter remit to the Holders that portion of the sale proceeds of their participation in such sale.

          1.4  Non-exercise. In the event Holder fails to deliver to the
               ------------
Investor written notice of intent to exercise the co-sale right within thirty
(30) business days following the date of the receipt of the Co-Sale Notice, the Holders shall be deemed to have waived the co-sale right with respect to such sale by the Investor. The exercise or non-exercise of the co-sale right by the Holders shall not adversely affect their rights to participate in subsequent Stock sales by such Investor.

          1.5  Transfers to Affiliates. Notwithstanding anything herein to the
               ----------------------
contrary, in the event that the Investor proposes to transfer (whether by gift, sale, merger, sale of assets or otherwise) twenty-five percent (25%) in the aggregate of its interest in the Company, or the Company proposes to issue shares (whether with or without consideration) to a party affiliated with the Investor (other than affiliates described in Section 1.6 below), including without limitation, Baan Company, N.V. or any of its subsidiaries (an "Affiliate Transfer"), in addition to the rights provided by this Section 1, the Investor shall provide notice to the Company and the Holders of such proposed transfer and the Holders shall have the right to exercise their liquidation rights as described in Section 2, below. No Affiliate Transfer shall be consummated until the Holders have had the opportunity to consummate any transaction to which they are entitled pursuant to Section 2 hereof.

          1.6  Additional Transfers. Notwithstanding anything herein to the
               --------------------
contrary, Investor may transfer (whether by gift, sale, merger, sale of assets or otherwise) any of its interest in the Company to any entity (other than Baan Company, N.V. or its successors or assigns) of which Investor owns all of the outstanding equity interests without complying with any of the other provisions of this Section 1.

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     2.   CERTAIN HOLDER LIQUIDATION
          --------------------------

          2.1  Grant.  Notwithstanding any other provisions of this Agreement,
               -----
upon notice of an Affiliate Transfer, or at any time before the fourth anniversary of the date hereof (the "Liquidation Date") the Holders shall have the liquidation right as set forth below.

          2.2  Notice. At any time following the Liquidation Date, a majority in
               ------
interest of the Holders (the "Initiating Holders") may provide a notice (the "Exercise Notice") to the Company and the Investor stating their intention to exercise its right of liquidation pursuant to this Section 2.

          2.3  Exercise of Right. Upon receipt of the Exercise Notice, the
               -----------------
Investor and the Initiating Holders shall undertake the appraisal process pursuant to Section 2.4 and if the Appraised Value of the Company (as defined in Section 2.4) is greater than or equal to $315,000,000, and if a qualified Investment Banker (as defined below) provides a letter of intent to the Company stating that it will undertake an initial public offering of the Company shares at a minimum market capitalization of USD 315,000,000, the Company and the Investor shall immediately provide notice of such Appraised Value to all Holders and permit such Holders to participate in the liquidation process described below, and upon the receipt of the Exercise Notice consummate, at the Investor's election, one of the following:

               a. as soon as is commercially reasonable, a bona fide firm commitment underwritten public offering of the Company's Common Stock held by the participating Holders registered under the Securities Act of 1933 on Form S-1 or Form SB-2 (or any successor form designated by the Securities and Exchange Commission) at a price per share greater than or equal to the Appraised Value Per Share; or

               b. within six (6) months of the receipt of the Exercise Notice, the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) or a sale of all or substantially all of the assets of the Company with a subsequent liquidation of the Company, pursuant to which the participating Holders' receive a price per share greater than or equal to the Appraised Value Per Share; or

               c. within six (6) months of the receipt of the Exercise Notice the purchase of the participating Holders' Stock by the Investors or the Company at a price per share greater than or equal to the Value Per Share.

For purposes of this section, a Qualified Investment Banker shall be defined as any investment banking firm that has underwritten a dollar volume of initial public offerings in the United States that aggregate an amount that places the firm within the top four underwriters based on dollar volume during the last twelve months.

          2.4  Appraisal Process. The Investor and the Holders shall mutually
               -----------------
agree on the fair market value of the Company (the "Appraised Value"). If the Holders and the Investor cannot agree on the Appraised Value, such Appraised Value shall be determined by an appraiser of recognized standing chosen by Holders and the Investors, or, if they cannot agree on an appraiser, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such Appraised Value. The cost of such appraisal shall be borne by the Company if the Appraised Value is equal to or greater than $250,000,000. If the Appraised Value is less than $250,000,000, the cost of such appraisal shall be borne by the Holders. The closing of a transaction contemplated pursuant to Section 2.3(c) shall occur no later than thirty (30) days after such Appraised Value shall have been determined. The term "Appraised Value Per Share" shall mean the Appraised Value divided by the number of then outstanding shares of Common Stock equivalents then outstanding, provided however, that any such shares which are subject to vesting or other contingencies shall not be included in the number of shares of Common Stock Equivalents then outstanding.

          2.5  Liquidation Right after the Fourth Anniversary. Investor and
               -----------------------------------------------
Holders hereby acknowledge, as of the date of this Agreement, that they can not agree on an appropriate Appraised Value threshold (which prior to the Fourth Anniversary is $315,000,000); therefore, after the fourth anniversary of this Agreement, the Investor and Holders, in their sole discretion, shall mutually agree on such threshold.

     3    RIGHT OF FIRST REFUSAL.
          ----------------------

          3.1   Grant. The Investor and the Company are hereby each granted a
                ------
right of first refusal with respect to any proposed disposition of Stock by the Holders (or any permitted transferee of the Stock under paragraph 3.8 hereof, hereafter collectively included in all references to "Holders"), in the following order of priority: the Investor shall have the first right to purchase any Stock proposed to be transferred to a third party by the Holders. In the event the Investor elects not to exercise its first refusal rights with respect to all or any portion of such proposed transfer, the Investor agrees to waive such rights with respect to such portion in favor of the Company's first refusal right under this Agreement.

          3.2   Notice of the Intended Disposition. In the event a Holder
                -----------------------------------
desires to accept a bona fide third-party offer for the transfer of any or all of the Stock (the "Target Shares"), the Holder shall promptly deliver to the Company and the Investor written notice of the intended disposition ("Disposition Notice") and the basic terms and conditions thereof, including the identity of the proposed purchaser.

          3.3  Exercise of Right by the Investor. The Investor shall, for a
               ----------------------------------
period of fifteen (15) days following receipt of the Disposition Notice, have the right to purchase the Target Shares upon the same terms and conditions specified in the Disposition Notice, subject to the following conditions. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to the Holder prior to the expiration of the fifteen (15) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Investor shall effect the purchase of such Target Shares, including payment of the purchase price, not more than ten (10) business days after the delivery of the Exercise Notice. At such time, the Holder shall deliver to the Investor exercising such right the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer. Alternatively, if such right is exercised with respect to only a portion of the Target Shares specified in the Disposition Notice, then this right to purchase shall be contingent upon the Company's election to purchase the remaining balance of the Target Shares. The Investor shall notify the Company of its intent to purchase only a portion of the Target Shares within the fifteen (15) day exercise period above defined. The Investor's purchase of such Target Shares shall be consummated, if at all, at the time of the Company's exercise of its purchase rights in accordance with paragraph 3.5 herein. In the event the Company does not elect to repurchase the remaining Target Shares, the Investor shall be deemed to have waived their right of first refusal. Any purchase of the Target Shares pursuant to this right of first refusal shall be in cash or marketable securities only.

          3.4  Non-Exercise of Right. In the event the Exercise Notice is not
               ---------------------
given by the Investor to the Holders within fifteen (15) days following the date of the Investor's receipt of the Disposition Notice, the Investor shall be deemed to have waived their right of first refusal.

          3.5  Exercise of Right by the Company. Subject to the rights of the
               --------------------------------
Investor, the Company shall, for a period of the shorter of (i) thirty (30) days from receipt of the Disposition Notice or (ii) fifteen (15) days from receipt of written notice of the Investor's election either to waive its right of first refusal or to purchase only a portion of the Target Shares, whichever is shorter, have the right to purchase all, or the remaining balance after the Investor's purchase, of the Target Shares, upon the terms and conditions specified in the Disposition Notice. The Company shall exercise this right of first refusal in the same manner and subject to the same rights and conditions as the Investor, as more specifically set forth in paragraph 3.3 above.

          3.6  Non-Exercise of Right. In the event the Exercise Notice with
               ---------------------
respect to any portion of the Target Shares is not given to the Holder within thirty (30) days following the date of the Investor's and the Company's receipt of the Disposition Notice, such Holder shall have a period of thirty (30) days thereafter in which to sell the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party transferee than those specified in the Disposition Notice. The third-party transferee shall acquire the Target Shares free and clear of subsequent rights of first refusal under this Section 3. In the event such Holder does not notify the Investor or consummate the sale or disposition of the Target Shares within the sixty (60) day period, the Company's and the Investor's first refusal rights shall continue to be applicable to any subsequent disposition of the Target Shares by such Holder until such right lapses in accordance with paragraph 5.1 herein.

          3.7  Partial Exercise of Right. In the event that the Investor and/or
               -------------------------
the Company do not exercise the right of first refusal pursuant to this Article I with respect to all Target Shares described in a particular Disposition Notice, then such right shall not apply to any Target Shares described in such Disposition Notice.


          3.8  Limitations of Right of First Refusal. Notwithstanding the above
               -------------------------------------
provisions of this Section 3, the Holder may sell or otherwise assign, with or without

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consideration. Stock (i) to any spouse or member of Holder's immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Holder's spouse or members Holder's immediate family, or to a trust for the Holder's own self, or a charitable remainder trust, (ii) in any sale or transfer of shares of Common Stock between the Holders or (iii) in any sale or transfer to a third party in connection with such third-party's offer to purchase all of the outstanding capital stock of the Company; provided that in cases (i) and (iii) above, each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Holder under this Section of this Agreement with respect to the transferred securities.

     4.   LEGEND REQUIREMENTS.
          -------------------

          4.1  Legend. Each certificate representing the Stock owned by the
               ------
Holders and Investor shall be endorsed with the following legend:

          "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT, DATED OCTOBER 6, 1998, BY AND AMONG THE COMPANY, CERTAIN PREFERRED STOCKHOLDERS OF THE COMPANY AND OTHER INVESTORS IN THE PREFERRED STOCK OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

          4.2  Removal.  The subsection 4.1 legend shall be removed upon
               -------
termination of this Agreement in accordance with the provisions of subsection
5.1.

     5.   MISCELLANEOUS PROVISIONS.
          ------------------------

          5.1  Termination. The rights of the Company, the Investors and the
               -----------
Holders under this Agreement and the correlative obligations of the Holders with respect to the Company and the Investors shall terminate at such time as the Investor and Holders shall no longer be the owner of any shares of Stock of the Company. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate immediately prior to the closing of a bona fide firm commitment underwritten public offering of the Company's Stock registered under the Securities Act of 1933 on Form S-1 or Form SB-2 (or any successor form designated by the Securities and Exchange Commission).

          5.2  Notice. Unless otherwise provided, any notice required or
               ------
permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) business days' advance written notice to the other parties, or (iii) upon delivery by facsimile transmission to the party to be notified at the facsimile number indicated for such party on the signature page hereof, or at such other facsimile number as such party may designate by ten (10) business days' advance written notice to the other parties.

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          5.3 Severability. In the event one or more of the provisions of this
              ------------
Agreement should, for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

          5.4 Third-Party Beneficiaries. Except as otherwise expressly provided
              -------------------------
for in this Agreement, nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation, or legal entity, other than the parties hereto, any rights, remedies, or other benefits under or by reason of this Agreement.

          5.5 Waiver or Modification. Any amendment or modification of this
              ----------------------
Agreement shall be effective only if evidenced by a written instrument executed by the (i) Holders holding a majority of the Stock of the Company then held by all of the Holders, (ii) the Company and (iii) the Investor.

          5.6 Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of California as applied in contracts among California residents entered into and performed entirely within California.

          5.7 Attorneys' Fees. In the event of any dispute involving the terms
              ---------------
hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute in addition to any other relief awarded to such parties.

          5.8 Further Assurances. Each party agrees to act in accordance
              ------------------
herewith and not to take any action that is designed to avoid the intention hereof.

          5.9 Successors and Assigns. This Agreement and the rights and
              ----------------------
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

          5.10 Aggregation of Stock. For the purposes of determining the
               --------------------
availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         TOP TIER SOFTWARE, INC.


                         By:  /s/ David Blumstein
                              -----------------------------
                              President


               Address:  6200 San Ignacio Avenue
                         San Jose, CA 95119


                 Signature Page to the Stockholders' Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             INVESTOR:

                                             VANENBURG VENTURES B.V.


                                             By:    /s/ Michael Cornelissen
                                                   -----------------------------
                                             Name:  Michael Cornelissen
                                                   -----------------------------
                                             Title: CFO
                                                   -----------------------------


                                   Address:  _______________________________
                                             _______________________________
                                             _______________________________
                                             _______________________________





                 Signature Page to the Stockholders' Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             HOLDERS:

                                             SHAI AGASSI


                                             /s/ Shai Agassi
                                             --------------------------------
                                             Shai Agassi


                                   Address:  16154 Loretta Ln
                                             ---------------------------------
                                             Los Gatos, CA 25032
                                             ---------------------------------


                                             QUICKSOFT, LTD.



                                             By:   R. Agassi
                                                   ---------------------------
                                             Name:
                                                   ---------------------------

                                             Title: President
                                                    ---------------------------

                                   Address:         8 Grinberg RP.'AVANA
                                             ----------------------------------
                                                    Israel
                                             ---------------------------------



                                             DAVID BLUMSTEIN


                                             /s/ David Blumstein
                                             ---------------------------------
                                             David Blumstein


                                   Address:  1201 Hawkins Way
                                             ----------------------------------
                                             Pebble Beach, CA 93953
                                             ---------------------------------

                 Signature Page to the Stockholders' Agreement